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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2002


                               UroMed Corporation
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               (Exact Name of Registrant as Specified in Charter)


       Massachusetts                 000-23266                 04-3104185
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)


         1400 Providence Highway
         Norwood, Massachusetts                                   02062
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (781) 762-2080

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 3.  Bankruptcy or Receivership.

     On May 15, 2002, UroMed Corporation d/b/a Alliant Medical Technologies, a Massachusetts corporation (the "Company"), filed in the United States Bankruptcy Court for the District of Massachusetts (the "Bankruptcy Court") a voluntary petition seeking relief under Chapter 7 of Title 11 of the United States Code. The Bankruptcy Court assumed jurisdiction of the liquidation of the Company on that date. In accordance with the provisions of Chapter 7, a trustee responsible for the complete liquidation of the Company's assets will be appointed. The proceeds of the liquidation will be applied to the claims of the Company's creditors in accordance with the priorities established by the Bankruptcy Code. The Company's stockholders are not expected to receive any proceeds from the liquidation. The Company's business operations ceased as of May 15, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UROMED CORPORATION

Date: May 15, 2002                   By: /s/ Daniel Muscatello
                                         ------------------------------------
                                         Daniel Muscatello
                                         President and Chief Executive Officer